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                                                                  Exhibit 10(bb)

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of February 26, 2001 (the "Effective Date"), by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the "Company"), and WILLIAM T. ESREY (the "Executive").

                                   Recitals

1. Because the Company is mindful of the Executive's substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment as Chairman and Chief Executive Officer of Sprint until the time of his retirement, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2. The Company and the Executive have previously entered into a Contingency Employment Agreement, dated as of June 5, 1986, and amended as of January 1, 1990, and February 18, 1995 (the "Contingency Employment Agreement").

3. The Company and the Executive have previously entered into an Agreement Regarding Special Compensation and Post-Employment Restrictive Covenants, dated as of August 8, 1994 (the "Severance Agreement").

4. The Company and the Executive have previously entered into a Restated Memorandum Agreement, dated January 17, 1987 (the "Memorandum Agreement"), providing Executive a 15-year mid-career pension enhancement.

5. The Company and the Executive have previously entered into an Employment and Post-Retirement Consulting Agreement, dated as of August 7, 2000 (the "Consulting Agreement," and together with the Contingency Employment Agreement, the Severance Agreement, and the Memorandum Agreement, the "Prior Agreements").

6. The Executive has been, and now is serving as the Chief Executive Officer of Sprint and the Chairman of its Board of Directors (the "Board").

7. The Company desires to secure the continued long-term employment of the Executive and the Executive's services as a consultant to the Company following the termination of his employment.

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8.   In furtherance of the foregoing, the Company and the Executive desire to amend, combine, and restate the Prior Agreements in the form of this Agreement.

9. Certain capitalized terms used herein are defined in Section 10 of this Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, the parties hereby agree as follows:

1.   Employment and Termination

(a)  Conditions of Employment

     Subject to the terms of this Agreement, the Company hereby agrees to employ the Executive as the Chief Executive Officer of Sprint and, provided that the Executive continues to be so nominated and elected, the Executive shall also serve as Chairman of the Sprint Board, in each case with such authority, power, responsibilities, and duties customarily exercised by a person holding such positions in a company of the size and nature of the Company.

(b)  Performance of Duties

     The Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. The Executive agrees that during his employment with the Company, he must devote his full business time, energies and talents to serving as its Chairman and Chief Executive Officer and that he shall perform his duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, the Executive may (i) serve as a director, trustee or officer or otherwise participate in not-for-profit educational, welfare, social, religious and civic organizations, (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor, and (iii) acquire passive investment interests in one or more entities, to the extent that such other activities do not inhibit or interfere with the performance of the Executive's duties under this Agreement, or to the knowledge of the Executive conflict in any material way with the business or policies of the Company.

(c)  Term of Employment

     The term of the Executive's employment under this Agreement (the "Employment Term") begins on the Effective Date and ends on the earlier of (i) May 1, 2005, or (ii) the date of the Company's first annual shareholders meeting following the Executive's 65th birthday (the earlier of (i) and (ii), the "End Date").

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This Agreement sets forth certain terms of Executive's employment during the
Employment Term, the consequences of any termination of employment during the Employment Term, the terms of certain restrictive covenants by the Executive during and after the Employment Term, and the terms of certain services to be provided by Executive if he terminates his employment after the second anniversary of the Effective Date or if his employment terminates under certain other circumstances described herein. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

(d)  Procedures for Termination

     (A)  General Procedures.

     Except as set forth below, any purported termination of this Agreement or of the Executive's employment by the Company or by the Executive during the Employment Term, other than by Executive's death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 37 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

     (B)  Cause Termination.

     The Company may not terminate Executive's employment for Cause during the Employment Term until it delivers to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board, excluding Executive, at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of conduct constituting Cause and specifying the particulars thereof in detail. The subject of Executive's termination for Cause must be included in the agenda in the notice of the meeting sent to members of the Board. Delivery of the resolution constitutes notice of termination for Cause by the Company.

     (C)  Good Reason Termination.

     Executive may terminate his employment for Good Reason during the Employment Term only within the Change in Control Protected Period, except that Executive may not give notice of termination for Good Reason during any period in which the Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for Good Reason, Executive must deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to Good Reason by reference to one or more portions of the definition of Good Reason set forth in Section 30 of this Agreement.

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     (D)  Constructive Discharge.

     Executive may terminate his employment upon Constructive Discharge any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Constructive Discharge, Executive must deliver a written notice to the Company within 60 days following the event giving rise to Executive's claim for Constructive Discharge. The notice must set forth the specific event or circumstance giving rise to Constructive Discharge by reference to one or more portions of the definition of Constructive Discharge set forth in Section 30 of this Agreement. If, within 30 days following notice from the Executive, the Company fully corrects the circumstances giving rise to the Executive's claim for Constructive Discharge, the Executive shall not be entitled to terminate his employment for Constructive Discharge by reason of such event.

(e)  Payment of Compensation Earned Through Termination Date.

     Upon a termination of the Executive's employment hereunder for any reason, the Executive or, in the event of his death, the Executive's estate, in addition to any other payments or benefits to which the Executive may be entitled hereunder, is entitled to the Executive's Base Salary prorated through the Termination Date, any payment under the Incentive Plans for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and any vacation pay for vacation accrued by the Executive in the calendar year of termination but not taken at the Termination Date. Except as otherwise provided herein, the Company must pay any other employee benefits to which the Executive is entitled by reason of his employment to the Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)  Effect of Termination on Other Positions.

     If, on the Termination Date, the Executive (i) is a member of the Board of Sprint or any of its subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by the Company, or
(iii) holds any other position with Sprint or any of its subsidiaries, the Executive shall, unless otherwise agreed to by the Board, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

2.   Compensation

     Subject to the terms of this Agreement, during the Employment Term, while the Executive is employed by the Company, the Company will compensate him for his services as follows:

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(a)  Base Salary.

     The Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company's payroll policies (such annual base salary as adjusted pursuant to this Section 23(a) shall hereinafter be referred to as the "Base Salary"). The Executive's Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

(b)  Initial Option Grant

     As of the Effective Date, the Company grants the Executive a non-qualified stock option (the "PCS Option") under the Company's 1990 Stock Option Plan (the "1990 Plan") to purchase 1,500,000 shares of PCS Common Stock, having a strike price equal to the Fair Market Value (as defined in the 1990 Plan) of a share of PCS Common Stock on the Effective Date. In addition, as of the Effective Date, the Company grants the Executive a non-qualified stock option (the "FON Option" and, together with the PCS Option, the "Options") under the 1990 Plan to purchase 1,500,000 shares of FON Common Stock, at a strike price equal to the Fair Market Value (as defined in the 1990 Plan) of a share of FON Common Stock on the Effective Date. Subject to the Executive's continued employment with the Company, the Options shall become exercisable in full on the fourth anniversary of the Effective Date. In addition, the Options shall become exercisable in full
(1) upon the Company's termination of the Executive's employment without Cause, but only if the Board's decision to terminate the Executive's employment without Cause was voted against by at least two of the Board's non-employee directors,
(2) upon a Change in Control on or after the first anniversary of the Effective Date, and (3) under Section 7.01(i)(1) of the 1990 Plan upon the Executive's Death or Total Disability (as those terms are defined in the 1990 Plan), but shall not become exercisable pursuant to Section 7.01(i)(2) of the 1990 Plan upon Executive's Normal Retirement (as defined in the 1990 Plan). The Options shall otherwise have the standard terms set forth in the 1990 Plan and shall be subject to the 1990 Plan, except that, for purposes of the Options, (A) the terms "Change in Control" and "Termination Date" (except as provided in Section 26(b)) shall have the meanings set forth in this Agreement rather than the meanings set forth in the 1990 Plan, and (B) the Executive need not make the agreement required by Section 7.01(m) of the 1990 Plan to remain employed by the Company for one year from the Effective Date.

(c)  Subsequent Option Grants

     The grants of the Options are in lieu of annual executive stock option grants under the Option Plans to the Executive for the years 2002 and 2003, and, unless otherwise determined by the Committee, the Executive will not be considered for or

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entitled to option grants under the Option Plans in those years. Option grants to the Executive for years subsequent to 2003 shall be reviewed by the Board in a manner that is fair and pursuant to its normal performance review policies for option grants to Senior Officers.

(d)  Incentive Payments.

     The Executive will continue to participate in the Incentive Plans, subject to the terms and conditions of the Incentive Plans as they may from time to time be established, amended, or terminated in accordance with the Company's plans or policies governing such benefits to the Company's Senior Officers generally. The Executive's Targeted Compensation under the Incentive Plans shall be reviewed, and may be increased but not decreased below his highest Targeted Compensation in effect in 2001 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

(e)  Employee Benefits, Fringe Benefits and Perquisites.

     The Company will provide the Executive with employee benefits, fringe benefits, and perquisites (including, without limitation, miscellaneous services, life, disability, medical and dental insurance coverages, and participation in the Company's Executive Deferred Compensation Plan, Key Management Benefit Plan, Savings Plan, and the Pension Plan) that are no less favorable in the aggregate to the Executive than those provided to him as of the Effective Date, subject to amendment, modification or termination in accordance with the Company's plans or policies governing such benefits to Senior Officers generally.

(f)  Expense Reimbursement.

     The Company will reimburse the Executive for reasonable expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, amended, or terminated.

(g)  Standby Loan Arrangement.

     The Board will consider in good faith and in a reasonable manner the Executive's request from time to time for the Company to facilitate or make a loan (in either case, the "Loan Arrangement") to enable the Executive (i) to retain ownership of Sprint stock, (ii) to acquire, through option exercise or otherwise, Sprint stock, (iii) to pay taxes associated with the retaining ownership of Sprint stock, or (iv) to pay taxes associated the acquisition of Sprint stock. It is the current intent of the Board to view favorably the Executive's request for a Loan Arrangement, though the parties acknowledge that any action taken by the Board must be consistent with the Board's

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view of its fiduciary duties and must be based on its determination that the action is in the best interests of the Company and its shareholders.

     Any loan to the Executive, if made by the Company, shall bear interest at the Applicable Federal Rate or such other rate that at the time is appropriate, giving consideration to any expense to the Company and any imputed income to the Executive, and all other terms and conditions of the Loan Arrangement shall be approved by the Board in its discretion, based on its good faith consideration of the factors relevant to the fulfillment of the Board's fiduciary duties, such as:

   (i) the amount necessary to enable the Executive to increase or retain all or a significant portion of his stock holdings in the Company,

  (ii) the likely impact of the Executive's sale of his Company stock on the market price of such stock,

 (iii) the Executive's borrowing capacity,

  (iv) the collateral given by the Executive to secure the Loan,

   (v) the terms of comparable loans to executives of other companies,

  (vi) the market price of the Company's stock and the value of the Executive's stock holdings in the Company,

 (vii) the short-term and long-term cash flow needs of the Executive, and

(viii) the potential accounting and tax consequences of the Loan Arrangement to the Company.

(h)  Supplemental Retirement Benefits.

     The Company agrees that for the purpose of determining the pension benefits to be provided under this Agreement, the Executive shall be credited with 15 years of service as a Mid-Career Pension Enhancement under the Company's Supplemental Executive Retirement Plan ("SERP") in lieu of benefits under the Memorandum Agreement. While receiving supplemental retirement benefits associated with the Mid-Career Pension Enhancement, Executive covenants that he will not compete against the Company, but Section 5.4 of the SERP shall not apply to the Executive. The pension benefit determined under the SERP shall be offset by the pension benefit determined under the Pension Plan. It is further agreed that the terms of the Pension Plan and the terms of the SERP, including any amendments hereafter adopted for said plans, shall be deemed to be incorporated by reference in this Agreement except to the extent any provisions in the plans would be inconsistent with the specific terms of this Agreement.

     Notwithstanding Section 1(g) of the Key Management Benefit Plan of Section 2(b) of Executive's participation agreement thereunder, Executive may retire

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after the first day of the month following his 65th and on or before the End
Date without losing benefits under that plan.

(i)  Elimination of Section 280G  Limitations.

     If during the Employment Term, a Change in Control or other change in the equity structure of the Company occurs that would result in the acceleration of benefits under the Company's stock option plans, restricted stock plans or other benefit plans of the Company, except for the fact that such plans or agreements under such plans limit acceleration to amounts deductible by the Company under Code Section 280G (or any successor provision), then such limitations shall not apply to the Executive.

3.   Post-Retirement Consulting

(a)  Consulting Services.

     If (i) the Executive terminates his employment after the second anniversary of the Effective Date, or (ii) the Company terminates the Executive's employment during the Employment Term for any reason other than Cause or Total Disability (as defined in the Company's Long-Term Disability Plan), or (iii) the Executive terminates his employment with the Company (A) during the Employment Term for Constructive Discharge or (B) during the Change in Control Protected Period for Good Reason, the Company agrees to retain Executive as a consultant to and representative of the Company, and when and as requested by the Chief Executive Officer of the Company, the Executive will provide consulting and advice to the Company and will participate in various external activities and events for the benefit of the Company on the terms and conditions provided in this Section 3. This Section 3 will not apply, and neither the Company nor the Executive shall have any rights or obligations under this Section 3, unless the events set forth in (i), (ii) or (iii) of the preceding sentence occur. The Executive agrees to provide up to thirty (30) days per year to the Company, subject to the Executive's reasonable availability, for such services. The Executive will perform services under this Section 3 as an independent contractor. The Company agrees that Executive will be considered an agent of the Company while performing services under this Section 3 for purposes of the Indemnification Agreement between the Company and Executive dated April 14, 1987.

(b)  Compensation for Consulting Services.

     In return for the foregoing commitments by the Executive, the Company will pay the Executive, for consulting services or participation in external activities and events performed at the request of the Chief Executive Officer of the Company, a daily consulting fee, for the days the Executive renders services, equal to 1/250th of his Base Salary rate at his Termination Date. The Company will also provide the Executive continued access to office facilities and services comparable to those provided to him

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before his Termination Date, including office and secretarial support, use of the Company aircraft (or private aircraft at the Company's discretion), communications services, two club memberships, and financial planning services, in each case comparable to those provided to Executive on his Termination Date. The Company will continue to provide these services for a period of 10 years following Executive's Termination Date, but will continue to provide an office and secretarial support for Executive's lifetime. The Company will also reimburse the Executive, upon the receipt of appropriate documentation, for reasonable travel and living expenses that he incurs in providing services at the request of the Company's Chief Executive Officer or that he incurs because of his position as a retired Chairman and Chief Executive Officer of Sprint. Subject only to the Executive's compliance, to the best of his ability, with his commitments set forth in this Section 3, the Company's obligations set forth in this agreement are unconditional and irrevocable and shall apply irrespective of the Executive's incapacitation, before or after his retirement, to perform services hereunder.

(c)  Benefits to Cease upon Performance of Services for a Competitor.

     If the Executive performs services for a Competitor, his right to receive benefits under this Section 3 shall cease immediately.

4.   Executive Covenants

(a)  Principles of Business Conduct.

     The Executive shall adhere in all respects to the Company's Principles of Business Conduct (or any successor code of conduct) as in effect on the Effective Date and as they may from time to time be established, amended, or terminated.

(b)  Proprietary Information.

     The Executive acknowledges that during the course of his employment and consulting he has learned or will learn or develop Proprietary Information. The Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of the Executive's duties, will cause the Company irreparable harm. Except in the course of his employment with and consulting for the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in employment with or consulting for the Company, the Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment or consulting the Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company's General Counsel.

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     The Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by the Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to the Executive beyond that specifically provided in this Agreement.

(c)  Non-Competition.

     During the Executive's employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. If the Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing the Executive, this provision shall continue to apply during the Non-Compete Period, except that the Executive's continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision. The Executive agrees that because of the worldwide nature of the Company's business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company's interests.

     In addition, during the Executive's employment with the Company, during the term of consulting services under Section 3, and during the Non-Compete Period, the Executive agrees to obtain the approval of the Board before serving as the chairman or chief executive officer of any Fortune 100 company.

(d)  Inducement of Employees, Customers and Others.

     During the Executive's employment with the Company, during the term of consulting services under Section 3, and during the Non-Compete Period, Executive may not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, customer, vendor, or other parties doing business with the Company to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and the Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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(e)  No Adverse Actions.

     During the term of consulting services under Section 3 and during the Non-Compete Period, the Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person or entity to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

(f)  Return of Property.

     The Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by the Executive during his employment, concerning or related to the Company's business, whether containing or relating to Proprietary Information or not. The Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company's premises without the Company's written consent.

     The Executive may, with the consent of the Company, maintain in his possession such property as may be necessary or useful in carrying out his duties as a consultant and representative under Section 3, but must return any such property as set forth in this Section at the request of the Company.

(g)  Mutual Nondisparagement.

     The Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to refrain from making any statements about the Executive that would disparage, or reflect unfavorably upon the image or reputation of the Executive.

(h)  Assistance with Claims.

     Executive agrees that, consistent with the Executive's business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding") and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to the Executive's services provided under this Agreement. Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. Executive also agrees, unless precluded by

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law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive's reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys' fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date ) for Executive's services.

(i)  Key Man Life Insurance.

     The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of the Executive to cover the repayment of any unpaid loan balances at the Executive's death, and the Executive shall not have any right, title or interest in or to such insurance. The Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including a physical examination and other tests necessary to secure coverage, and to sign all appropriate applications and written forms as may be required by the insurance company.

5.   MCI WorldCom Merger Not a Change in Control

     Notwithstanding anything contained herein or in any of the Prior Agreements, the Executive agrees that neither the approval by the Company's stockholders of the proposed merger of the Company with MCI WorldCom, Inc., pursuant to the Agreement and Plan of Merger, dated October 4, 1999, as amended and restated as of March 8, 2000 (the "Proposed Merger"), which Proposed Merger was terminated by the Company and MCI WorldCom, Inc., on July 13, 2000, nor any other action or event that occurred in connection with the Proposed Merger may form the basis for any claim or benefit arising from the Prior Agreements not made by or provided to Executive before the Effective Date. The Executive hereby represents and warrants that he has not made (or caused to be made) such a claim or taken (or caused to be taken) any action which would result in such a claim or the provision of such benefit. In addition, the Executive agrees that neither the approval by the Company's stockholders of the Proposed Merger nor any other action or event that occurred in connection with the Proposed Merger may form the basis for any claim or benefit arising from this Agreement. The Executive hereby represents and warrants that he will not make (or cause to be made) such a claim or take (or cause to be taken) any action which would result in such a claim or the provision of such benefit. This Agreement supersedes the Prior Agreements, which as of the Effective Date, are null and void.

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6.   Payments on Certain Terminations

(a)  Payments on Certain Terminations Not in Connection with Change in Control

     If, during the Employment Term but not within the Change in Control Protected Period, (a) the Company terminates Executive's employment with the Company for any reason other than (x) Cause or (y) Executive's Total Disability or (b) the Executive terminates his employment with the Company upon Constructive Discharge, then the Executive shall, subject to the other provisions of this Section 26, be entitled to the following payments and benefits (the "Non-Change in Control Benefits") in lieu of any payments or benefits available under any and all Company separation plans or policies:

 (i) The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the "Non-Change in Control Severance Period") commencing on the Termination Date and ending on the earlier to occur of (A) the eighteen
      (18) month anniversary of the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date;

(ii) For the Performance Period in which the Termination Date occurs, the Company will pay the Executive, at the time when payouts are made for that Performance Period under the Short-Term Incentive Plan, an amount equal to the Termination Period Incentive Payout. In addition, the Company will pay Executive an amount equal to 1/12th (adjusted appropriately if the Performance Period in which the Termination Date occurs is other than a 12-month period) of the Termination Period Incentive Payout at the end of each month that (1) follows the Performance Period in which the Termination Date occurs and (2) ends with or within the Non-Change in Control Severance Period. In determining the number of months, for purposes of this clause (ii), both the Termination Date and the end of the Non-Change in Control Severance Period will be rounded to the nearest month boundary by rounding to the beginning of the month if the date falls on or before the 15th of the month and to the beginning of the following month if the date falls after the 15th of the month. Any stock options granted in lieu of Targeted Compensation under the Short-Term Incentive Plan will continue to vest during the Non- Change in Control Severance Period;

(iii) (A) For Performance Periods in which the Termination Date occurs and in which the Long-Term Incentive Plan awards are to be measured in cash, the Company will pay the award with respect to each Performance Period at the time payment would be made under the plan for the Performance Period, without regard to any participation requirement, and, with respect to each Performance Period, will pay an amount equal to the Termination Period Incentive Payout; (B) for Performance Periods in which the Termination Date occurs and in which the Long-Term Incentive Plan awards are to be measured in stock options, the options granted with respect to each Performance Period will continue to vest during the Non-Change in Control Severance Period;

(iv) During the Non-Change in Control Severance Period, the Company will provide any executive medical, dental, life, and qualified or nonqualified retirement benefits that the Executive was receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on the Executive's last day worked as an employee of the Company, but if the Executive becomes employed full-time during the Non-Change in Control Severance Period, the Executive's entitlement to continuation of these benefits shall immediately cease, except that the Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company's welfare benefit plans by paying the applicable premium therefor;

(v) During the Non-Change in Control Severance Period, the Company will pay outplacement counseling by a firm selected by the Company to continue until such time as Executive becomes re-employed; and

(vi) During the Non-Change in Control Severance Period, the Company will provide Executive with all applicable executive perquisites that the Executive was receiving or was entitled to receive on the Termination Date (including automobile allowance, communications services and all miscellaneous services) other than country club membership dues and accrual of vacation.

     In all events, the Executive's right to receive the Non-Change in Control Benefits shall cease immediately if the Executive is re-employed by the Company or an affiliate of the Company or if the Executive breaches the Restrictive Covenants. In all cases, the Company's rights under Section 29(a) shall continue.

(b)  Payments on Certain Terminations in Connection with a Change in Control

     If a Change in Control occurs during the Employment Term and, within the Change in Control Protected Period, the Executive's employment with the Company is terminated (a) by the Company for any reason other than (x) Cause or (y) Executive's Total Disability, or (b) by the Executive for Good Reason, the Executive shall be entitled to the following payments and benefits (the "Change in Control Benefits") in lieu of any payments or benefits available under
Section 26(a) above or under any and all Company separation plans or policies:

(i) In lieu of any further salary payments to the Executive for periods after the Termination Date, the Company will pay to the Executive monthly (for a period (the "Change in Control Severance Period") commencing on the Termination Date and ending on the earlier to occur of (A) the thirty-five
      (35) month anniversary of the Termination Date or (B) the End Date) a payment equal to the Executive's highest monthly Base Salary (without regard to any deferred amounts) paid during the 36-month period ending on the Termination Date;

(ii) In lieu of any payments under, and notwithstanding any provisions of the Incentive Plans, the Company shall pay to the Executive an amount (the "Maximum Payout Amount") up to three times the sum of (1) the highest short-term incentive payment (without regard to any deferred amounts and without regard to any amounts with respect to which Executive elected to purchase options under the Management Incentive Stock Option Plan) and
        (2) the highest long-term incentive payment received by the Executive under the Incentive Plans with respect to the three Performance Periods ending most recently on or before the Termination Date. The payments will be made in up to three installments on the first day of the 13th, 25th, and 35th month following the Termination Date, and each installment shall be one-third of the Maximum Payout Amount, or a lesser amount until the cumulative amount of all payments is equal to the Maximum Payout Amount times a fraction, the numerator of which is the number of months in the Change in Control Severance Period and the denominator of which is 36. For purposes of the foregoing, payments under the Long-Term Incentive Plan for Performance Periods with respect to which payments were not made in cash, but in vesting of stock options, the "payment" will be deemed to be equal to the Executive's Targeted Compensation for that Performance Period multiplied by the Performance Period Stock Appreciation for that Performance Period. Any stock options granted with respect to Performance Periods under the Long-Term Incentive Plan beginning before the Termination Date will continue to vest during the Change in Control Severance Period;

(iii) For purposes of the Company's Executive Deferred Compensation Plan, notwithstanding any provision to the contrary in such plan, the rate at which interest shall be credited to the Executive's Deferred Compensation Account A and AA (as defined in such plan) shall be equal to the maximum interest rate allowed for the account under such plan if and as amended;

(iv) Notwithstanding anything in the Company Savings Plan, the Executive shall be entitled to receive a cash payment in an amount equal to the value of the nonvested portion of his Company Contribution Account (as defined in such plan) as of the Termination Date;

(v) In addition to the retirement benefits to which the Executive is entitled under the Sprint Retirement Pension Plan (the "Pension Plan") or any successor plans thereto, (1) the Executive shall be credited with three years of additional service at the Executive's highest annual compensation rate during the term of the Contingency Employment Agreement or the Employment Term for purposes of determining the amount of the Executive's pension, (2) the Executive shall, at the time of the Executive's retirement, receive the life and medical post-retirement benefits that would be due to a retiree under the Pension Plan, (3) for purposes of the Executive's supplemental retirement benefits under Section 2(h) of this Agreement, the Executive shall be credited as of the Termination Date with the maximum number of years of service at the Executive's highest annual compensation rate during the term of the Contingency Employment Agreement or the Employment Term potentially available to the Executive under the SERP as modified by
        Section 2(h), and (4) if the Executive takes early retirement, the Company shall supplement the Executive's pension so that the Executive is, notwithstanding the Pension Plan early retirement provisions, not subject to any early retirement pension reduction;

(vi) During the Change in Control Severance Period, the Company will arrange to provide the Executive with or reimburse the Executive for life, disability, medical and dental insurance coverages substantially similar to and at the same cost to the Executive as the cost to the Senior Officers during such period, but the coverages shall cease immediately if the Executive obtains subsequent employment;

(vii) During the Change in Control Severance Period, the Company will pay outplacement counseling by a firm selected by the Company to continue until such time as Executive becomes re-employed; and

(viii) The Options shall continue to vest during the Change in Control Severance Period and the last day of the Change in Control Severance Period shall be the Termination Date for purposes of the 1990 Plan.

     In all events, the Executive's right to receive the Change in Control Benefits shall cease immediately if the Executive is re-employed by the Company or an affiliate of the Company or if the Executive breaches the Restrictive Covenants. In all cases, the Company's rights under Section 29(a) shall continue.

(c)  Other Provisions Regarding Payments and Benefits

     (A) No Mitigation; No Offset.

     In the event of any termination of employment resulting in payments under this Section 26, the Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive's claims and demands relating to or arising out of his employment with the Company or the termination thereof, and the Company's obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) the Executive's execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the

Company may reasonably determine and (ii) the Executive's non-revocation of such release in accordance with the terms thereof.

     (B) Nature of Payments.

     Any amounts due under this Section 26 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

     (C) Benefit Plans.

     If, for any period during which the Executive is entitled to continued benefits under this Section 26, the Company reasonably determines that the Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to the Executive and the Executive's dependents as the case may be) to the Executive and, if applicable, the Executive's dependents through other arrangements.

     (D) Other Severance Arrangements.

     Except as may be otherwise specifically provided in an amendment of this
Section 26(c)(D) adopted in accordance with this Agreement, the Executive's rights under Section 26 shall be in lieu of any benefits that may be otherwise payable to or on behalf of the Executive pursuant to the terms of any severance pay arrangement of the Company or any other similar arrangement of the Company providing benefits upon termination of employment.

     (E) Time of Payments.

     If the amount of any payment provided for in Section 26(b) cannot be calculated on or before the date on which such payment is due, the Company shall pay to the Executive on such day an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when calculable.

7.   Tax Reimbursement

     If the benefits provided under this Agreement together with other benefits, if any, the Executive receives from the Company constitute "excess parachute payments," (the "Affected Benefits") as defined in Section 280G of the Code, the Company shall pay the Executive an additional amount such that the net amount retained by the Executive after payment of any excise tax that would be imposed by Section 4999 of the Code (the "Excise Tax") and any federal, state and local income tax, FICA tax and Excise Tax payable with respect to the payment provided for in this Section 27, shall equal the amount the Affected Benefits would have been in the absence of the Excise Tax. For the purpose of determining the amount of the payment provided for in this Section 27, the Executive shall be deemed to pay federal, state and local income taxes at the highest marginal rates in effect as of the payment date and the calculation shall take into account, as applicable, the deduction of any state, federal, or local income taxes.

8.   Interest on Payments

     If the Company fails to pay any amounts due to Executive under this Agreement as they come due, the Company agrees to pay interest on such amounts at the Applicable Federal Rate plus two percent (2%) per annum. If any payment is in excess of the amount due, the excess shall constitute a loan by the Company to the Executive, payable on the 90th day after demand by the Company, together with interest at the Applicable Federal Rate.

9.   Enforcement and Remedies

(a)  Equitable Remedies

     The Executive acknowledges that the Company would be irreparably injured by a violation of Sections 24(b) through 24(e) (the "Restrictive Covenants") and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equivalent relief, restraining the Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that said bond need not be more than a nominal sum.

     The Executive shall be entitled to seek specific performance of his right to be paid amounts earned through the Termination Date pursuant to Section 22(e) during the pendency of any dispute or controversy arising under or in connection with this Agreement.

(b)  Resolution of Disputes

     All disputes, claims, or controversies arising under or in connection with this Agreement, other than those contemplated by Section 29(a) above, shall be settled exclusively by binding arbitration administered by JAMS/Endispute in the greater Kansas City area in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes, except that the parties agree that the arbitrator is not authorized or empowered to impose punitive damages on either of the parties. If it is determined that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the arbitrator shall have the authority to modify the provision or term to the minimum extent required to permit enforcement. In the event of such an arbitration proceeding, the Administrator of JAMS/Endispute will appoint the arbitrator.

(c)  Attorney Fees

     If either party seeks to enforce this Agreement and prevails on the merits, the losing party agrees to pay to the prevailing party all reasonable legal fees and expenses incurred by the prevailing party in seeking such enforcement. Such payments shall be made within five (5) days after the prevailing party's request for payment accompanied by such evidence of fees and expenses incurred as the losing party reasonably may require.

10.  Definitions

As used in the Agreement, the following terms shall have the meanings set forth below.

(a)  Actual Incentive Payout

     "Actual Incentive Payout" means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) the Executive's Targeted Compensation for the Performance Period.

(b)  Applicable Federal Rate

     "Applicable Federal Rate" means the applicable Federal rate within the meaning of Section 7872 of the Code.

(c)  Capped Incentive Payout

     "Capped Incentive Payout" means (i) with respect to a Performance Period under the Short-Term Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) the Executive's Targeted Compensation for the Performance Period, and (ii) with respect to a Performance Period under the Long-Term Incentive Plan, zero dollars.

(d)  Cause

     Termination by the Company of the Executive's employment for "Cause" means termination upon (A) the willful and continued failure by the Executive to substantially perform his duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, or (B) the willful engaging by the Executive in conduct that is a serious violation of the Company's Principles of Business Conduct, or (C) the willful engaging by the Executive in conduct that is demonstrably and materially injurious to the Company. For purposes of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Failure to meet performance expectations, unless willful, continuing, and substantial shall not be considered "Cause."

(e)  Change in Control

     "Change in Control" means the occurrence of any of the following events:

  (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Sprint that represent 30% or more of the combined voting power of Sprint's then outstanding voting securities, other than

     (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

     (B) an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

     (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

 (ii) a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

     (A) a director who has been a director of Sprint for a continuous period of at least 24 months, or

     (B) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses
          (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened
          (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or
          (z) tender offer, merger, sale of substantially all of Sprint's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause
          (iii) on consummation thereof, or

     (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii) the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

     (A) that results in Sprint's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint's assets or otherwise succeeds to the business of Sprint (Sprint or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

     (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

     (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv) a liquidation or dissolution of Sprint.

     For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint's then outstanding securities as determined pursuant to Sprint's Articles of Incorporation or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint's shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint's shareholders.

(f)  Change in Control Protected Period

     "Change in Control Protected Period" means the period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the three year anniversary of the date of the Change in Control or (B) the day before the End Date.

(g)  Code

     "Code" means the Internal Revenue Code of 1986, as amended, and references to sections of the Code include any successor provision.

(h)  Committee

     "Committee" means the Organization, Compensation, and Nominating Committee of the Board or any successor committee primarily responsible for executive compensation.

(i)  Competitive Employment

     "Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor (i) that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by the Executive in his performance of services for the Company at any time during the two years before the Termination Date, (ii) that relate to products or services that are competitive with the Company's products or services with respect to which the Executive performed services for the Company at any time during the two years before the Termination Date, or (iii) in the performance of which Proprietary Information to which the Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

(j)  Competitor

     Because of the highly competitive, evolving nature of the Company's industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

     "Competitor" means any one or more of the following (i) any person or entity (a "Person") doing business in the United States or any of its Divisions employing the Executive if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services); (ii) any Person doing business in the United States or its Division employing the Executive if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues; (iii) any Person doing business in the United States, or its Division employing the Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; and (iv) any Person doing business in the United States, or its Division employing the Executive, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company's lack of substantial revenues in such line of business.

     For purposes of the foregoing, gross operating revenues of the Company and such other Person shall be those of the Company or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ the Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other Person or Division at the time the Executive accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Executive to demonstrate that such Person is not a Competitor.

(k)  Consolidated Affiliate

     "Consolidated Affiliate" means, with respect to any person or entity, all affiliates and subsidiaries of such person or entity, if any, with whom the financial statements of such person or entity are required, under generally accepted accounting principles, to be reported on a consolidated basis.

(l)  Constructive Discharge

     "Constructive Discharge" means the occurrence of any of the following circumstances without the Executive's prior written consent unless the circumstances are fully corrected before the Termination Date specified in the notice of termination given in respect thereof: (1) the removal of the Executive from his position with the

Company or Board other than as a result of Executive's being offered to a position of equal or superior scope and responsibility; (2) a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of the Executive's Targeted Total Compensation to an amount that is less than 90% of the Executive's highest Targeted Total Compensation during the 24-month period, or (3) the Company's requiring that the Executive be based anywhere other than his present location or the Kansas City metropolitan area (or any other location to which the Executive has consented to be relocated), except for required travel on business to an extent substantially consistent with Executive's business travel obligations as of the Effective Date.

(m)  Division

     "Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

(n)  FON Common Stock

     "FON Common Stock" means the Company's FON Common Stock, Series 1, $2.00 par value per share.

(o)  Good Reason

     "Good Reason" means, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Termination Date specified in the notice of termination given in respect thereof:

 (i) the assignment to the Executive of any duties inconsistent with the Executive's status as Chairman of the Board and Chief Executive Officer of Sprint or a substantial adverse alteration in the nature or status of the Executive's responsibilities or organizational reporting relationships from those in effect immediately before the Change in Control or any downgrading of the Executive's title or position from that in effect immediately before the Change in Control;

(ii) a reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(iii) the failure by the Company, without the Executive's consent, to pay to the Executive any portion of the Executive's current compensation within 7 days of the date it is due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(iv) (A) the relocation of the Company's principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations; or (C) the Company's requiring the Executive to travel to an extent substantially inconsistent with the Executive's present business travel obligations;

(v) a substantial adverse alteration in the physical conditions under or in which the Executive is expected to perform the Executive's duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi) the Company's failure to continue in effect any compensation plan in which the Executive participated immediately before the Change in Control and that is material to the Executive's total compensation, including but not limited to the Incentive Plans or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company's failure to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii) the Company's failure to continue to provide the Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company's plans, including but not limited to the Pension Plan, stock option plans, savings plan, supplemental employee retirement agreement, the Key Management Benefit Plan, the Executive Deferred Compensation Plan, life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control; or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii) the Company's failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 31 hereof; or

(ix) the Company's attempt to terminate the Executive's employment without complying with the procedures set forth in Section 1(d); any such attempt shall not be effective.

(p)  Incentive Plans

     "Incentive Plans" means the Long-Term Incentive Plan and the Short-Term Incentive Plan.

(q)  Long-Term Incentive Plan

     "Long-Term Incentive Plan" means the Company's Long-Term Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

(r)  Non-Compete Period

     "Non-Compete Period" means the 36-month period beginning on the Termination Date. If the Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

(s)  Option Plans

     "Option Plans" means the 1990 Plan and Sprint's 1997 Long-Term Stock Incentive Program.

(t)  Performance Measure

     "Performance Measure" means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

(u)  Performance Period

     "Performance Period" means a period of time under the Short-Term Incentive Plan or Long-Term Incentive Plan (1) for which the Committee establishes performance goals for the Company's business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period or (2) with respect to which the Committee grants employee stock options in lieu of such performance goals, the period beginning on the first day of the year in which the options are granted and ending on the first date on which the options become exercisable in full, without regard to any acceleration of vesting.

(v)  Performance Period Stock Appreciation

     "Performance Period Stock Appreciation" means, with respect to any Performance Period, 1.52 times the ratio of (1) the stock price on the last trading day of the Performance Period to (2) the stock price on the first trading day of the Performance Period. For this purpose, the stock price on any day is (1) for days before November 24, 1998, the market price of the Company's common stock, par value, $2.50 per share, on that day and (2) for days on or after November 24, 1998, an amount equal to the sum of the market price of one share of FON Common Stock and one-half the market price of one share of PCS Common Stock on that day. The market price of a stock on any day is the average of the high and low prices on that day. This definition shall be adjusted to equitably reflect changes in Sprint's capital structure after the Effective Date.

(w)  PCS Common Stock

     "PCS Common Stock" means the Company's PCS Common Stock, Series 1, $1.00 par value per share.

(x)  Proprietary Information

     "Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company's affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to the Executive as confidential by the Company, either orally or in writing.

(y)  Senior Officer

     "Senior Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

(z)  Short-Term Incentive Plan

     "Short-Term Incentive Plan" means the Company's Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

(aa) Targeted Compensation

     "Targeted Compensation" means, (1) with respect to any Performance Period in which the award is measured in cash, the amount established by the Committee that would be the payout under the Short-Term Incentive Plan or the Long-Term Incentive Plan, as the case may be, if the Performance Measure for the Performance Period were 100% and (2) with respect to any Performance Period in which the award is measured in stock options, the dollar amount on which the number of options to grant was based.

(bb) Targeted Total Compensation

     "Targeted Total Compensation" means, as of any time, the sum of the Executive's (1) Base Salary, (2) Targeted Compensation for the Short-Term Incentive Plan, (3) Targeted Compensation for the Long-Term Incentive Plan, and
(4) targeted value of his annual stock option award (ignoring the value of the Options granted pursuant to Section 2(b) of this Agreement and any options granted before the Effective Date) as adopted by the Committee.

(cc) Termination Date

     "Termination Date" means (i) in the case of a termination of the Executive's employment by reason of the Executive's death, the Executive's date of death, (ii) in the case of a termination of the Executive's employment by reason of a Constructive Discharge, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

(dd) Termination Period Incentive Payout

     "Termination Period Incentive Payout" means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Performance Period in which the Termination Date occurs and (2) the Capped Incentive Payout for the Performance Period in which the Termination Date occurs. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause
(2), the number of months in the

Performance Period occurring after the Termination Date, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

11.  Assignability, Binding Nature

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of the Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only in connection with the Executive's estate planning objectives or by will or operation of law.

12.  Amendment

     This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

13.  Applicable Law

     The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

14.  Tax Withholding

     All payments made pursuant to this Agreement shall be subject to applicable federal and state income and to other withholding taxes.

15.  Severability

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If such provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

16.  Waiver of Breach

     No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

17.  Notices

     Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below (or such other addresses as shall be specified by the parties by like notice):

If to the Company:            Sprint Corporation
                              Attn: General Counsel
                              2330 Shawnee Mission Parkway
                              Westwood, KS 66205

If to the Executive:          William T. Esrey
                              Sprint Corporation
                              2330 Shawnee Mission Parkway
                              Westwood, KS 66205

                              (or to the latest address furnished by
                              Executive to Company for purposes of
                              general communications).

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

18.  Survivorship

     Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Sections 3 and 26 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Sections 3 and 24 shall continue beyond the Employment Term.

19.  Entire Agreement

     Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

 (i) all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii) each of the Prior Agreements.

20.  Headings

     The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

21.  Counterparts

     This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.


                              "COMPANY"

                              SPRINT CORPORATION, a Kansas
                              corporation



                              By: /s/ J. Richard Devlin
                              Name: J. Richard Devlin
                              Title: Executive Vice President - General
                                        Counsel and External Affairs


                              "SUMC"

                              SPRINT/UNITED MANAGEMENT
                              COMPANY, a Kansas corporation



                              By: /s/ J. Richard Devlin
                              Name: J. Richard Devlin
                              Title: Executive Vice President -
                                        Legal/External Afffairs


                              "EXECUTIVE"


                              /s/ William T. Esrey
                              William T. Esrey

                                   EXHIBIT A

                 BOARDS OF DIRECTORS OF FOR-PROFIT BUSINESSES


Sprint Corporation
Duke Energy Corporation
Exxon-Mobil Corporation
General Mills, Inc.




                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of February 26, 2001 (the "Effective Date"), by and among SPRINT CORPORATION, a Kansas corporation ("Sprint"), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint ("SUMC") (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the "Company"), and RONALD T. LEMAY (the "Executive").

                                   Recitals

1. Because the Company is mindful of the Executive's substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company until the time of his retirement, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2. The Company and the Executive have previously entered into a Contingency Employment Agreement, dated as of October 30, 1997, and amended as of June 30, 1999 (the "Contingency Employment Agreement").

3. The Company and the Executive have previously entered into an Agreement Regarding Special Compensation and Post-Employment Restrictive Covenants, dated as of October 30, 1997 (the "Severance Agreement," and together with the Contingency Employment Agreement, the "Prior Agreements").

4. The Executive has been, and now is serving as the President and Chief Operating Officer of Sprint.

5. The Company desires to secure the continued long-term employment of the Executive.

6. In furtherance of the foregoing, the Company and the Executive desire to amend, combine, and restate the Prior Agreements in the form of this Agreement.

7. Certain capitalized terms used herein are defined in Section 30 of this Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration are mutually acknowledged by the parties, the parties hereby agree as follows:

1.   Employment and Termination

(a)  Conditions of Employment

     Subject to the terms of this Agreement, the Company hereby agrees to employ the Executive as the President and Chief Operating Officer of Sprint, with such authority, power, responsibilities, and duties customarily exercised by a person holding such positions in a company of the size and nature of the Company.

(b)  Performance of Duties

     The Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. The Executive agrees that during his employment with the Company, he must devote his full business time, energies and talents to serving as its President and Chief Operating Officer and that he shall perform his duties faithfully and efficiently subject to the directions of the Board of Directors of Sprint (the "Board"). Notwithstanding the foregoing, the Executive may (i) serve as a director, trustee or officer or otherwise participate in not-for-profit educational, welfare, social, religious and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor, and (iii) acquire passive investment interests in one or more entities, to the extent that such other activities do not inhibit or interfere with the performance of the Executive's duties under this Agreement, or to the knowledge of the Executive conflict in any material way with the business or policies of the Company.

(c)  Term of Employment

     The term of the Executive's employment under this Agreement (the "Employment Term") begins on the Effective Date and ends on the Executive's 65th birthday (the "End Date"). This Agreement sets forth certain terms of Executive's employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by the Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

(d)  Procedures for Termination

     (A)  General Procedures.

     Except as set forth below, any purported termination of this Agreement or of the Executive's employment by the Company or by the Executive during the Employment

Term, other than by Executive's death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 37 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

     (B)  Cause Termination.

     The Company may not terminate Executive's employment for Cause during the Employment Term until it delivers to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board, excluding Executive, at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of conduct constituting Cause and specifying the particulars thereof in detail. The subject of Executive's termination for Cause must be included in the agenda in the notice of the meeting sent to members of the Board. Delivery of the resolution constitutes notice of termination for Cause by the Company.

     (C)  Good Reason Termination.

     Executive may terminate his employment for Good Reason during the Employment Term only within the Change in Control Protected Period, except that Executive may not give notice of termination for Good Reason during any period in which the Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for Good Reason, Executive must deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to Good Reason by reference to one or more portions of the definition of Good Reason set forth in Section 30 of this Agreement.

     (D)  Constructive Discharge.

     Executive may terminate his employment upon Constructive Discharge any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Constructive Discharge, Executive must deliver a written notice to the Company within 60 days following the event giving rise to Executive's claim for Constructive Discharge. The notice must set forth the specific event or circumstance giving rise to Constructive Discharge by reference to one or more portions of the definition of Constructive Discharge set forth in Section 30 of this Agreement. If, within 30 days following notice from the Executive, the Company fully corrects the circumstances giving rise to the Executive's claim for Constructive Discharge, the Executive shall not be entitled to terminate his employment for Constructive Discharge by reason of such event.

(e)  Payment of Compensation Earned Through Termination Date.

     Upon a termination of the Executive's employment hereunder for any reason, the Executive or, in the event of his death, the Executive's estate, in addition to any other payments or benefits to which the Executive may be entitled hereunder, is entitled to the Executive's Base Salary prorated through the Termination Date, any payment under the Incentive Plans for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and any vacation pay for vacation accrued by the Executive in the calendar year of termination but not taken at the Termination Date. Except as otherwise provided herein, the Company must pay any other employee benefits to which the Executive is entitled by reason of his employment to the Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)  Effect of Termination on Other Positions.

     If, on the Termination Date, the Executive (i) is a member of the Board of Sprint or any of its subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by the Company, or
(iii) holds any other position with Sprint or any of its subsidiaries, the Executive shall, unless otherwise agreed to by the Board, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

2.   Compensation

     Subject to the terms of this Agreement, during the Employment Term, while the Executive is employed by the Company, the Company will compensate him for his services as follows:

(a)  Base Salary.

     The Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company's payroll policies (such annual base salary as adjusted pursuant to this Section 23(a) shall hereinafter be referred to as the "Base Salary"). The Executive's Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

(b)  Initial Option Grant

     As of the Effective Date, the Company grants the Executive a non-qualified stock option (the "PCS Option") under the Company's 1990 Stock Option Plan (the "1990 Plan") to purchase 1,500,000 shares of PCS Common Stock, having a strike price equal to the Fair Market Value (as defined in the 1990 Plan) of a share of PCS Common Stock on the Effective Date. In addition, as of the Effective Date, the Company grants the Executive a non-qualified stock option (the "FON Option" and, together with the PCS Option, the "Options") under the 1990 Plan to purchase 1,500,000 shares of FON Common Stock, at a strike price equal to the Fair Market Value (as defined in the 1990 Plan) of a share of FON Common Stock on the Effective Date. Subject to the Executive's continued employment with the Company, the Options shall become exercisable in cumulative installments as follows: (i) each Option shall become exercisable with respect to 20% of the shares subject thereto on the fourth anniversary of the Effective Date, (ii) each Option shall become exercisable with respect to an additional 30% of the shares subject thereto on the fifth anniversary of the Effective Date, and (iii) each Option shall become exercisable with respect to the remaining 50% of the shares subject thereto on the sixth anniversary of the Effective Date. In addition, the Options shall become exercisable in full (1) upon the Executive's termination of his employment by reason of a Resignation for Non-Succession, (2) upon the Company's termination of the Executive's employment without Cause, but only if the Board's decision to terminate the Executive's employment without Cause was voted against by at least two of the Board's non-employee directors,
(3) upon a Change in Control on or after the first anniversary of the Effective Date, and (4) under Section 7.01(i)(1) of the 1990 Plan upon the Executive's Death or Total Disability (as those terms are defined in the 1990 Plan), but shall not become exercisable pursuant to Section 7.01(i)(2) of the 1990 Plan upon Executive's Normal Retirement (as defined in the 1990 Plan). The Options shall otherwise have the standard terms set forth in the 1990 Plan and shall be subject to the 1990 Plan, except that, for purposes of the Options, (A) the terms "Change in Control" and "Termination Date" (except as provided in Section 26(b)) shall have the meanings set forth in this Agreement rather than the meanings set forth in the 1990 Plan, and (B) the Executive need not make the agreement required by Section 7.01(m) of the 1990 Plan to remain employed by the Company for one year from the Effective Date.

(c)  Subsequent Option Grants

     The grants of the Options are in lieu of annual executive stock option grants under the Option Plans to the Executive for the years 2002 and 2003, and, unless otherwise determined by the Committee, the Executive will not be considered for or entitled to option grants under the Option Plans in those years. Option grants to the Executive for years subsequent to 2003 shall be reviewed by the Board in a manner that is fair and pursuant to its normal performance review policies for option grants to Senior Officers.

(d)  Incentive Payments.

     The Executive will continue to participate in the Incentive Plans, subject to the terms and conditions of the Incentive Plans as they may from time to time be established, amended, or terminated in accordance with the Company's plans or policies governing such benefits to the Company's Senior Officers generally. The Executive's Targeted Compensation under the Incentive Plans shall be reviewed, and may be increased but not decreased below his highest Targeted Compensation in effect in 2001 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

(e)  Employee Benefits, Fringe Benefits and Perquisites.

     The Company will provide the Executive with employee benefits, fringe benefits, and perquisites (including, without limitation, miscellaneous services, life, disability, medical and dental insurance coverages, and participation in the Company's Executive Deferred Compensation Plan, Key Management Benefit Plan, Savings Plan, and the Pension Plan) that are no less favorable in the aggregate to the Executive than those provided to him as of the Effective Date, subject to amendment, modification or termination in accordance with the Company's plans or policies governing such benefits to Senior Officers generally.

(f)  Expense Reimbursement.

     The Company will reimburse the Executive for reasonable expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, amended, or terminated.

(g)  Standby Loan Arrangement.

     The Board will consider in good faith and in a reasonable manner the Executive's request from time to time for the Company to facilitate or make a loan (in either case, the "Loan Arrangement") to enable the Executive (i) to retain ownership of Sprint stock, (ii) to acquire, through option exercise or otherwise, Sprint stock, (iii) to pay taxes associated with the retaining ownership of Sprint stock, or (iv) to pay taxes associated the acquisition of Sprint stock. It is the current intent of the Board to view favorably the Executive's request for a Loan Arrangement, though the parties acknowledge that any action taken by the Board must be consistent with the Board's view of its fiduciary duties and must be based on its determination that the action is in the best interests of the Company and its shareholders.

     Any loan to the Executive, if made by the Company, shall bear interest at the Applicable Federal Rate or such other rate that at the time is appropriate, giving consideration to any expense to the Company and any imputed income to the Executive, and all other terms and conditions of the Loan Arrangement shall be approved by the Board in its discretion, based on its good faith consideration of the factors relevant to the fulfillment of the Board's fiduciary duties, such as:

(i) the amount necessary to enable the Executive to increase or retain all or a significant portion of his stock holdings in the Company,

(ii) the likely impact of the Executive's sale of his Company stock on the market price of such stock,

(iii)  the Executive's borrowing capacity,

(iv)   the collateral given by the Executive to secure the Loan,

(v)    the terms of comparable loans to executives of other companies,

(vi) the market price of the Company's stock and the value of the Executive's stock holdings in the Company,

(vii)  the short-term and long-term cash flow needs of the Executive, and

(viii) the potential accounting and tax consequences of the Loan Arrangement to the Company.

(h)  Supplemental Retirement Benefits.

     The Company acknowledges that the Executive has previously been credited with 13 years of service as a Mid-Career Pension Enhancement under the Company's Supplemental Executive Retirement Plan ("SERP"). The pension benefit determined under the SERP shall be offset by the pension benefit determined under the Pension Plan. It is further agreed that the terms of the Pension Plan and the terms of the SERP, including any amendments hereafter adopted for said plans, shall be deemed to be incorporated by reference in this Agreement except to the extent any provisions in the plans would be inconsistent with the specific terms of this Agreement.

(i)  Elimination of Section 280G Limitations.

     If during the Employment Term, a Change in Control or other change in the equity structure of the Company occurs that would result in the acceleration of benefits under the Company's stock option plans, restricted stock plans or other benefit plans of the Company, except for the fact that such plans or agreements under such plans limit acceleration to amounts deductible by the Company under Code Section 280G (or any successor provision), then such limitations shall not apply to the Executive.

3.  Executive Covenants

(a)  Principles of Business Conduct.

     The Executive shall adhere in all respects to the Company's Principles of Business Conduct (or any successor code of conduct) as in effect on the Effective Date and as they may from time to time be established, amended, or terminated.

(b)  Proprietary Information.

     The Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. The Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of the Executive's duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in employment with the Company, the Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another's behalf, any Proprietary Information. If during or after his employment the Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company's General Counsel.

     The Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by the Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to the Executive beyond that specifically provided in this Agreement.

(c)  Non-Competition.

     During the Executive's employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. If the Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing the Executive, this provision shall continue to apply during the Non-Compete Period, except that the Executive's continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision. The Executive agrees that because of the worldwide nature of the Company's business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company's interests.

(d)  Inducement of Employees, Customers and Others.

     During the Executive's employment with the Company and during the Non-Compete Period, Executive may not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, customer, vendor, or other parties doing business with the Company to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and the Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

(e)  No Adverse Actions.

     During the Non-Compete Period, the Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person or entity to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

(f)  Return of Property.

     The Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by the Executive during his employment, concerning or related to the Company's business, whether containing or relating to Proprietary Information or not. The Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company's premises without the Company's written consent.

(g)  Mutual Nondisparagement.

     The Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to refrain from making any statements about the Executive that would disparage, or reflect unfavorably upon the image or reputation of the Executive.

(h)  Assistance with Claims.

     Executive agrees that, consistent with the Executive's business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding") and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to the Executive's services provided under this Agreement. Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims. Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive's reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys' fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive's services.

(i)  Key Man Life Insurance.

     The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of the Executive to cover the repayment of any unpaid loan balances at the Executive's death, and the Executive shall not have any right, title or interest in or to such insurance. The Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including a physical examination and other tests necessary to secure coverage, and to sign all appropriate applications and written forms as may be required by the insurance company.

4.   MCI WorldCom Merger Not a Change in Control

     Notwithstanding anything contained herein or in any of the Prior Agreements, the Executive agrees that neither the approval by the Company's stockholders of the proposed merger of the Company with MCI WorldCom, Inc., pursuant to the Agreement and Plan of Merger, dated October 4, 1999, as amended and restated as of March 8, 2000 (the "Proposed Merger"), which Proposed Merger was terminated by the Company and MCI WorldCom, Inc., on July 13, 2000, nor any other action or event that occurred in connection with the Proposed Merger may form the basis for any claim or benefit arising from the Prior Agreements not made by or provided to Executive before the Effective Date. The Executive hereby represents and warrants that he has not made (or caused to be made) such a claim or taken (or caused to be taken) any action which would result in such a claim or the provision of such benefit. In addition, the Executive agrees that neither the approval by the Company's stockholders of the

Proposed Merger nor any other action or event that occurred in connection with the Proposed Merger may form the basis for any claim or benefit arising from this Agreement. The Executive hereby represents and warrants that he will not make (or cause to be made) such a claim or take (or cause to be taken) any action which would result in such a claim or the provision of such benefit. This Agreement supersedes the Prior Agreements, which as of the Effective Date, are null and void.

5.  Payments on Certain Terminations

(a)  Payments on Certain Terminations Not in Connection with Change in Control

     If, during the Employment Term but not within the Change in Control Protected Period, (a) the Company terminates Executive's employment with the Company for any reason other than (x) Cause or (y) Executive's Total Disability or (b) the Executive terminates his employment with the Company upon Constructive Discharge or Resignation for Non-Succession, then the Executive shall, subject to the other provisions of this Section 26, be entitled to the following payments and benefits (the "Non-Change in Control Benefits") in lieu of any payments or benefits available under any and all Company separation plans or policies:

(i) The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the "Non-Change in Control Severance Period") commencing on the Termination Date and ending on the earlier to occur of (A) the eighteen
     (18) month anniversary of the Termination Date (or, if the Executive terminates his employment by reason of a Resignation for Non-Succession, the twelve (12) month anniversary of the Termination Date or the date on which the Executive becomes re-employed, whichever occurs first), or (B) the End Date, at the rate in effect on his Termination Date;

(ii) For the Performance Period in which the Termination Date occurs, the Company will pay the Executive, at the time when payouts are made for that Performance Period under the Short-Term Incentive Plan, an amount equal to the Termination Period Incentive Payout. In addition, the Company will pay Executive an amount equal to 1/12th (adjusted appropriately if the Performance Period in which the Termination Date occurs is other than a 12-month period) of the Termination Period Incentive Payout at the end of each month that (1) follows the Performance Period in which the Termination Date occurs and (2) ends with or within the Non-Change in Control Severance Period. In determining the number of months, for purposes of this clause
     (ii), both the Termination Date and the end of the Non-Change in Control Severance Period will be rounded to the nearest month boundary by rounding to the beginning of the month if the date falls on or before the 15th of the month and to the beginning of the following month if the date falls after the 15th of the month. Any stock options granted in lieu of Targeted Compensation under the Short-

     Term Incentive Plan will continue to vest during the Non-Change in Control Severance Period;

(iii)(A) For Performance Periods in which the Termination Date occurs and in which the Long-Term Incentive Plan awards are to be measured in cash, the Company will pay the award with respect to each Performance Period at the time payment would be made under the plan for the Performance Period, without regard to any participation requirement, and, with respect to each Performance Period, will pay an amount equal to the Termination Period Incentive Payout; (B) for Performance Periods in which the Termination Date occurs and in which the Long-Term Incentive Plan awards are to be measured in stock options, the options granted with respect to each Performance Period will continue to vest during the Non-Change in Control Severance Period;

(iv) During the Non-Change in Control Severance Period, the Company will provide any executive medical, dental, life, and qualified or nonqualified retirement benefits that the Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on the Executive's last day worked as an employee of the Company, but if the Executive becomes employed full-time during the Non-Change in Control Severance Period, the Executive's entitlement to continuation of these benefits shall immediately cease, except that the Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company's welfare benefit plans by paying the applicable premium therefor;

(v) During the Non-Change in Control Severance Period, the Company will pay outplacement counseling by a firm selected by the Company to continue until such time as Executive becomes re-employed; and

(vi) During the Non-Change in Control Severance Period, the Company will provide Executive with all applicable executive perquisites that the Executive was receiving or was entitled to receive on the Termination Date (including automobile allowance, communications services and all miscellaneous services) other than country club membership dues and accrual of vacation.

     In all events, the Executive's right to receive the Non-Change in Control Benefits shall cease immediately if the Executive is re-employed by the Company or an affiliate of the Company or if the Executive breaches the Restrictive Covenants. In all cases, the Company's rights under Section 29(a) shall continue.

(b) Payments on Certain Terminations in Connection with a Change in Control

     If a Change in Control occurs during the Employment Term and, within the Change in Control Protected Period, the Executive's employment with the Company is terminated (a) by the Company for any reason other than (x) Cause or (y) Executive's Total Disability, or (b) by the Executive for Good Reason, the Executive shall be entitled to the following payments and benefits (the "Change in Control Benefits") in lieu of any payments or benefits available under
Section 26(a) above or under any and all Company separation plans or policies:

(i) In lieu of any further salary payments to the Executive for periods after the Termination Date, the Company will pay to the Executive monthly (for a period (the "Change in Control Severance Period") commencing on the Termination Date and ending on the earlier to occur of (A) the thirty-five (35) month anniversary of the Termination Date or (B) the End Date) a payment equal to the Executive's highest monthly Base Salary (without regard to any deferred amounts) paid during the 36-month period ending on the Termination Date;

(ii) In lieu of any payments under, and notwithstanding any provisions of the Incentive Plans, the Company shall pay to the Executive an amount (the "Maximum Payout Amount") up to three times the sum of (1) the highest short-term incentive payment (without regard to any deferred amounts and without regard to any amounts with respect to which Executive elected to purchase options under the Management Incentive Stock Option Plan) and
       (2) the highest long-term incentive payment received by the Executive under the Incentive Plans with respect to the three Performance Periods ending most recently on or before the Termination Date. The payments will be made in up to three installments on the first day of the 13th, 25th, and 35th month following the Termination Date, and each installment shall be one-third of the Maximum Payout Amount, or a lesser amount until the cumulative amount of all payments is equal to the Maximum Payout Amount times a fraction, the numerator of which is the number of months in the Change in Control Severance Period and the denominator of which is 36. For purposes of the foregoing, payments under the Long-Term Incentive Plan for Performance Periods with respect to which payments were not made in cash, but in vesting of stock options, the "payment" will be deemed to be equal to the Executive's Targeted Compensation for that Performance Period multiplied by the Performance Period Stock Appreciation for that Performance Period. Any stock options granted with respect to Performance Periods under the Long-Term Incentive Plan beginning before the Termination Date will continue to vest during the Change in Control Severance Period;

(iii) For purposes of the Company's Executive Deferred Compensation Plan, notwithstanding any provision to the contrary in such plan, the rate at which interest shall be credited to the Executive's Deferred Compensation Account A and AA (as defined in such plan) shall be equal to the maximum interest rate allowed for the account under such plan if and as amended;

(iv) For purposes of the Company's Key Management Benefit Plan, even if the Executive is not 60 years of age on the Termination Date, the Executive shall be deemed to have remained a Key Executive (as defined in such plan) until age 60;

(v) Notwithstanding anything in the Company Savings Plan, the Executive shall be entitled to receive a cash payment in an amount equal to the value of the nonvested portion of his Company Contribution Account (as defined in such plan) as of the Termination Date;

(vi) In addition to the retirement benefits to which the Executive is entitled under the Sprint Retirement Pension Plan (the "Pension Plan") or any successor plans thereto, (1) the Executive shall be credited with three years of additional service at the Executive's highest annual compensation rate during the term of the Contingency Employment Agreement or the Employment Term for purposes of determining the amount of the Executive's pension, (2) the Executive shall, at the time of the Executive's retirement, receive the life and medical post-retirement benefits that would be due to a retiree under the Pension Plan, (3) for purposes of the Executive's supplemental retirement benefits under
       Section 2(h) of this Agreement, the Executive shall be credited as of the Termination Date with the maximum number of years of service at the Executive's highest annual compensation rate during the term of the Contingency Employment Agreement or the Employment Term potentially available to the Executive under the SERP as modified by Section 2(h); and (4) if the Executive takes early retirement, the Company shall supplement, the Executive's pension so that the Executive is, notwithstanding the Pension Plan early retirement provisions, not subject to any early retirement pension reduction;

(vii) During the Change in Control Severance Period, the Company will arrange to provide the Executive with or reimburse the Executive for life, disability, medical and dental insurance coverages substantially similar to and at the same cost to the Executive as the cost to the Senior Officers during such period, but the coverages shall cease immediately if the Executive obtains subsequent employment;

(viii) During the Change in Control Severance Period, the Company will pay outplacement counseling by a firm selected by the Company to continue until such time as Executive becomes re-employed; and

(ix) The Options shall continue to vest during the Change in Control Severance Period and the last day of the Change in Control Severance Period shall be the Termination Date for purposes of the 1990 Plan.

     In all events, the Executive's right to receive the Change in Control Benefits shall cease immediately if the Executive is re-employed by the Company or an affiliate of the Company or if the Executive breaches the Restrictive Covenants. In all cases, the Company's rights under Section 29(a) shall continue.


(c)  Other Provisions Regarding Payments and Benefits

     (A) No Mitigation; No Offset.

     In the event of any termination of employment resulting in payments under this Section 26, the Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive's claims and demands relating to or arising out of his employment with the Company or the termination thereof, and the Company's obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) the Executive's execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) the Executive's non-revocation of such release in accordance with the terms thereof.

     (B) Nature of Payments.

     Any amounts due under this Section 26 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

     (C) Benefit Plans.

     If, for any period during which the Executive is entitled to continued benefits under this Section 26, the Company reasonably determines that the Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to the Executive and the Executive's dependents as the case may be) to the Executive and, if applicable, the Executive's dependents through other arrangements.

     (D) Other Severance Arrangements.

     Except as may be otherwise specifically provided in an amendment of this
Section 26(c)(D) adopted in accordance with this Agreement, the Executive's rights under Section 26 shall be in lieu of any benefits that may be otherwise payable to or on behalf of the Executive pursuant to the terms of any severance pay arrangement of the Company or any other similar arrangement of the Company providing benefits upon termination of employment.

     (E) Time of Payments.

     If the amount of any payment provided for in Section 26(b) cannot be calculated on or before the date on which such payment is due, the Company shall pay to the Executive on such day an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when calculable.

6.   Tax Reimbursement

     If the benefits provided under this Agreement together with other benefits, if any, the Executive receives from the Company constitute "excess parachute payments," (the "Affected Benefits") as defined in Section 280G of the Code, the Company shall pay the Executive an additional amount such that the net amount retained by the Executive after payment of any excise tax that would be imposed by Section 4999 of the Code (the "Excise Tax") and any federal, state and local income tax, FICA tax and Excise Tax payable with respect to the payment provided for in this Section 27, shall equal the amount the Affected Benefits would have been in the absence of the Excise Tax. For the purpose of determining the amount of the payment provided for in this Section 27, the Executive shall be deemed to pay federal, state and local income taxes at the highest marginal rates in effect as of the payment date and the calculation shall take into account, as applicable, the deduction of any state, federal, or local income taxes.

7.   Interest on Payments

     If the Company fails to pay any amounts due to Executive under this Agreement as they come due, the Company agrees to pay interest on such amounts at the Applicable Federal Rate plus two percent (2%) per annum. If any payment is in excess of the amount due, the excess shall constitute a loan by the Company to the Executive, payable on the 90th day after demand by the Company, together with interest at the Applicable Federal Rate.

8.   Enforcement and Remedies

(a)  Equitable Remedies

     The Executive acknowledges that the Company would be irreparably injured by a violation of Sections 24(b) through 24(e) (the "Restrictive Covenants") and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equivalent relief, restraining the Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that said bond need not be more than a nominal sum.

     The Executive shall be entitled to seek specific performance of his right to be paid amounts earned through the Termination Date pursuant to Section 22(e) during the pendency of any dispute or controversy arising under or in connection with this Agreement.

(b)  Resolution of Disputes

     All disputes, claims, or controversies arising under or in connection with this Agreement, other than those contemplated by Section 29(a) above, shall be settled exclusively by binding arbitration administered by JAMS/Endispute in the greater Kansas City area in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes, except that the parties agree that the arbitrator is not authorized or empowered to impose punitive damages on either of the parties. If it is determined that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the arbitrator shall have the authority to modify the provision or term to the minimum extent required to permit enforcement. In the event of such an arbitration proceeding, the Administrator of JAMS/Endispute will appoint the arbitrator.

(c)  Attorney Fees

     If either party seeks to enforce this Agreement and prevails on the merits, the losing party agrees to pay to the prevailing party all reasonable legal fees and expenses incurred by the prevailing party in seeking such enforcement. Such payments shall be made within five (5) days after the prevailing party's request for payment accompanied by such evidence of fees and expenses incurred as the losing party reasonably may require.

9.  Definitions

As used in the Agreement, the following terms shall have the meanings set forth below.

(a)  Actual Incentive Payout

     "Actual Incentive Payout" means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) the Executive's Targeted Compensation for the Performance Period.

(b)  Applicable Federal Rate

     "Applicable Federal Rate" means the applicable Federal rate within the meaning of Section 7872 of the Code.

(c)  Capped Incentive Payout

     "Capped Incentive Payout" means (i) with respect to a Performance Period under the Short-Term Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) the Executive's Targeted Compensation for the Performance Period, and (ii) with respect to a Performance Period under the Long-Term Incentive Plan, zero dollars.

(d)  Cause

     Termination by the Company of the Executive's employment for "Cause" means termination upon (A) the willful and continued failure by the Executive to substantially perform his duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, or (B) the willful engaging by the Executive in conduct that is a serious violation of the Company's Principles of Business Conduct, or (C) the willful engaging by the Executive in conduct that is demonstrably and materially injurious to the Company. For purposes of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Failure to meet performance expectations, unless willful, continuing, and substantial shall not be considered "Cause."

(e)  Change in Control

     "Change in Control" means the occurrence of any of the following events:

 (i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of Sprint that represent 30% or more of the combined voting power of Sprint's then outstanding voting securities, other than

     (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

     (B) an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

     (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

(ii) a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

     (A) a director who has been a director of Sprint for a continuous period of at least 24 months, or

     (B) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses
          (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened
          (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or
          (z) tender offer, merger, sale of substantially all of Sprint's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

     (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii) the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

     (A) that results in Sprint's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint's assets or otherwise succeeds to the business of Sprint (Sprint or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

     (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

     (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv) a liquidation or dissolution of Sprint.

     For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint's then outstanding securities as determined pursuant to Sprint's Articles of Incorporation or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint's shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint's shareholders.

(f)  Change in Control Protected Period

     "Change in Control Protected Period" means the period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the three year anniversary of the date of the Change in Control or (B) the day before the End Date.

(g)  Code

     "Code" means the Internal Revenue Code of 1986, as amended, and references to sections of the Code include any successor provision.

(h)  Committee

     "Committee" means the Organization, Compensation, and Nominating Committee of the Board or any successor committee primarily responsible for executive compensation.

(i)  Competitive Employment

     "Competitive Employment" means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor (i) that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by the Executive in his performance of services for the Company at any time during the two years before the Termination Date, (ii) that relate to products or services that are competitive with the Company's products or services with respect to which the Executive performed services for the Company at any time during the two years before the Termination Date, or (iii) in the performance of which Proprietary Information to which the Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

(j)  Competitor

     Because of the highly competitive, evolving nature of the Company's industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

     "Competitor" means any one or more of the following (i) any person or entity (a "Person") doing business in the United States or any of its Divisions employing the Executive if the Person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, web hosting and network security services); (ii) any Person doing business in the United States or its Division employing the Executive if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues; (iii) any Person doing business in the United States, or its Division employing the Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such Person's or Division's lack of substantial revenues in such line of business; and (iv) any Person doing business in the United States, or its Division employing the Executive, if the Person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company's lack of substantial revenues in such line of business.

     For purposes of the foregoing, gross operating revenues of the Company and such other Person shall be those of the Company or such Person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ the Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other Person or Division at the time the Executive accepts, or proposes to accept, employment with or to otherwise perform services for such Person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Executive to demonstrate that such Person is not a Competitor.

(k)  Consolidated Affiliate

     "Consolidated Affiliate" means, with respect to any person or entity, all affiliates and subsidiaries of such person or entity, if any, with whom the financial statements of such person or entity are required, under generally accepted accounting principles, to be reported on a consolidated basis.

(l)  Constructive Discharge

     "Constructive Discharge" means the occurrence of any of the following circumstances without the Executive's prior written consent unless the circumstances are fully corrected before the Termination Date specified in the notice of termination given in respect thereof: (1) the removal of the Executive from his position with the Company or Board other than as a result of Executive's being offered to a position of equal or superior scope and responsibility; (2) a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of the Executive's Targeted Total Compensation to an amount that is less than 90% of the Executive's highest Targeted Total Compensation during the 24-month period; or (3) the Company's requiring that the Executive be based anywhere other than his present location or the Kansas City metropolitan area (or any other location to which the Executive has consented to be relocated), except for required travel on business to an extent substantially consistent with Executive's business travel obligations as of the Effective Date.

(m)  Division

     "Division" means any distinct group or unit organized as a segment or portion of a Person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

(n)  FON Common Stock

     "FON Common Stock" means the Company's FON Common Stock, Series 1, $2.00 par value per share.

(o)  Good Reason

     "Good Reason" means, without the Executive's express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Termination Date specified in the notice of termination given in respect thereof:

(i) the assignment to the Executive of any duties inconsistent with the Executive's status as President and Chief Operating Officer of Sprint or a substantial adverse alteration in the nature or status of the Executive's responsibilities or organizational reporting relationships from those in effect immediately before the Change in Control or any downgrading of the Executive's title or position from that in effect immediately before the Change in Control;

(ii) a reduction by the Company in the Executive's Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(iii) the failure by the Company, without the Executive's consent, to pay to the Executive any portion of the Executive's current compensation within 7 days of the date it is due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(iv) (A) the relocation of the Company's principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company's requiring the Executive to be based anywhere other than the Company's principal executive offices except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations; or (C) the Company's requiring the Executive to travel to an extent substantially inconsistent with the Executive's present business travel obligations;

(v) a substantial adverse alteration in the physical conditions under or in which the Executive is expected to perform the Executive's duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi) the Company's failure to continue in effect any compensation plan in which the Executive participated immediately before the Change in Control and that is material to the Executive's total compensation, including but not limited to the Incentive Plans or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company's failure to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii) the Company's failure to continue to provide the Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company's plans, including but not limited to the Pension Plan, stock option plans, savings plan, supplemental employee retirement agreement, the Key Management Benefit Plan, the Executive Deferred Compensation Plan, life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change in Control; or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii) the Company's failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 31 hereof; or

(ix) the Company's attempt to terminate the Executive's employment without complying with the procedures set forth in Section 1(d); any such attempt shall not be effective.

(p)    Incentive Plans

       "Incentive Plans" means the Long-Term Incentive Plan and the Short-Term Incentive Plan.

(q)    Long-Term Incentive Plan

       "Long-Term Incentive Plan" means the Company's Long-Term Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

(r)    Non-Compete Period

      "Non-Compete Period" means the 36-month period beginning on the Termination Date. If the Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

(s)  Option Plans

     "Option Plans" means the 1990 Plan and Sprint's 1997 Long-Term Stock Incentive Program.

(t)  Performance Measure

     "Performance Measure" means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

(u)  Performance Period

     "Performance Period" means a period of time under the Short-Term Incentive Plan or Long-Term Incentive Plan (1) for which the Committee establishes performance goals for the Company's business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period or (2) with respect to which the Committee grants employee stock options in lieu of such performance goals, the period beginning on the first day of the year in which the options are granted and ending on the first date on which the options become exercisable in full, without regard to any acceleration of vesting.

(v)  Performance Period Stock Appreciation

     "Performance Period Stock Appreciation" means, with respect to any Performance Period, 1.52 times the ratio of (1) the stock price on the last trading day of the Performance Period to (2) the stock price on the first trading day of the Performance Period. For this purpose, the stock price on any day is (1) for days before November 24, 1998, the market price of the Company's common stock, par value, $2.50 per share, on that day and (2) for days on or after November 24, 1998, an amount equal to the sum of the market price of one share of FON Common Stock and one-half the market price of one share of PCS Common Stock on that day. The market price of a stock on any day is the average of the high and low prices on that day. This definition shall be adjusted to equitably reflect changes in Sprint's capital structure after the Effective Date.

(w)  PCS Common Stock

     "PCS Common Stock" means the Company's PCS Common Stock, Series 1, $1.00 par value per share.

(x)  Proprietary Information

     "Proprietary Information" means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company's affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made known generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to the Executive as confidential by the Company, either orally or in writing.

(y)  Resignation for Non-Succession

     "Resignation for Non-Succession" means the Executive's resignation of his employment with the Company within 60 days after (i) the election or other designation by the Board of any person other than the Executive as successor to William T. Esrey's position as the Chief Executive Officer of Sprint when Mr. Esrey ceases to hold such position, or (ii) the failure by the Board to elect or designate the Executive as the Chief Executive Officer of Sprint by May 1, 2005.

(z)  Senior Officer

     "Senior Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

(aa) Short-Term Incentive Plan

     "Short-Term Incentive Plan" means the Company's Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

(bb) Targeted Compensation

     "Targeted Compensation" means, (1) with respect to any Performance Period in which the award is measured in cash, the amount established by the Committee that would be the payout under the Short-Term Incentive Plan or the Long-Term Incentive Plan, as the case may be, if the Performance Measure for the Performance Period were 100% and (2) with respect to any Performance Period in which the award is measured in stock options, the dollar amount on which the number of options to grant was based.

(cc) Targeted Total Compensation

     "Targeted Total Compensation" means, as of any time, the sum of the Executive's (1) Base Salary, (2) Targeted Compensation for the Short-Term Incentive Plan, (3) Targeted Compensation for the Long-Term Incentive Plan, and
(4) targeted value of his annual stock option award (ignoring the value of the Options granted pursuant to Section 2(b) of this Agreement and options granted before the Effective Date) as adopted by the Committee.

(dd) Termination Date

     "Termination Date" means (i) in the case of a termination of the Executive's employment by reason of the Executive's death, the Executive's date of death, (ii) in the case of a termination of the Executive's employment by reason of a Constructive Discharge, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

(ee) Termination Period Incentive Payout

     "Termination Period Incentive Payout" means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Performance Period in which the Termination Date occurs and (2) the Capped Incentive Payout for the Performance Period in which the Termination Date occurs. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause
(2), the number of months in the Performance Period occurring after the Termination Date, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

10.  Assignability, Binding Nature

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of the Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only in connection with the Executive's estate planning objectives or by will or operation of law.

11.  Amendment

     This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

12.  Applicable Law

     The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

13.  Tax Withholding

     All payments made pursuant to this Agreement shall be subject to applicable federal and state income and to other withholding taxes.

14.  Severability

     The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If such provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

15.  Waiver of Breach

     No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

16.  Notices

     Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below (or such other addresses as shall be specified by the parties by like notice):

If to the Company:       Sprint Corporation
                         Attn: General Counsel
                         2330 Shawnee Mission Parkway
                         Westwood, KS 66205

If to the Executive:     Ronald T. LeMay
                         Sprint Corporation
                         2330 Shawnee Mission Parkway
                         Westwood, KS 66205

                         (or to the latest address furnished by
                         Executive to Company for purposes of
                         general communications).

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

17.  Survivorship

     Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 26 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 24 shall continue beyond the Employment Term.

18.  Entire Agreement

     Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

   (i) all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

   (ii)   each of the Prior Agreements.

19.  Headings

     The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

20.  Counterparts

     This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.


                              "COMPANY"

                              SPRINT  CORPORATION, a Kansas
                              corporation



                              By: /s/ J. Richard Devlin
                              Name: J. Richard Devlin
                              Title: Executive Vice President - General
                                        Counsel and External Affairs


                              "SUMC"

                              SPRINT/UNITED MANAGEMENT
                              COMPANY, a Kansas corporation



                              By: /s/ J. Richard Devlin
                              Name: J. Richard Devlin
                              Title: Executive Vice President -
                                        Legal/External Affairs


                              "EXECUTIVE"



                              /s/ Ronald T. LeMay
                              Ronald T. LeMay

                                   EXHIBIT A


                 BOARDS OF DIRECTORS OF FOR-PROFIT BUSINESSES


Sprint Corporation
Allstate Corp.
Ceridian Corp.
Imation Corp.
Transportation.com